American Century Variable Portfolios, Inc. Statement of Additional Information Supplement
Supplement dated March 15, 2022 ■ Statement of Additional Information dated May 1, 2021
The following entry is added to the Accounts Managed table on page 42 of the SAI.

Accounts Managed
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Nathan Rawlins[1]	Number of Accounts	11	1	1
	Assets	$13.0 billion[2]	$837.2 million	$222.2 million
1 Information provided as of March 1, 2022.
2 Includes $700.0 million in VP Mid Cap Value.

The following is added as the last sentence of the Ownership of Securities table on page 45 of the SAI.
As of March 1, 2022, Nathan Rawlins did not beneficially own shares of VP Mid Cap Value.

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